Income tax	6 Months Ended
Jun. 30, 2015
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]
7. Income tax

The Partnership is not subject to Marshall Islands corporate income taxes. The Partnership is subject to tax for earnings of Hoegh LNG Lampung Pte. Ltd., its subsidiary incorporated in Singapore, and PT Hoegh LNG Lampung, its FSRU-owing entity incorporated in Indonesia. The income tax expense recorded in the consolidated and combined carve-out income statements was $59 and $200 for the three month periods ended June 30, 2015 and 2014(restated), respectively and $152 and $233 for the six months ended June 30, 2015 and 2014 (restated), respectively. For the first two quarters of 2015, the income tax expense related to Hoegh LNG Lampung, Pte Ltd. and reclassification of a deferred tax benefit from other comprehensive income for PT Hoegh LNG Lampung. PT Hoegh LNG Lampung has a tax loss carryforward from the prior year which is expected to offset any current tax expense during 2015.